UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

DIVALL INSURED INCOME PROPERTIES 2, L.P.

(Exact name of registrant as specified in its charter)

Wisconsin	000-17686	39-1606834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 W 75th Street, Suite 100

Prairie Village, KS 66208

(Address of principal executive offices)

(816) 421-7444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

On April 23, 2020, DiVall Insured Income Properties 2, LP (the “Partnership”) executed an Amended and Restated Restaurant Absolutely Net Lease (the “Amendment”) to the Original Lease dated January 30, 1989, by and between the Partnership and Wendgusta LLC (“Tenant”, as successor in interest to Wensouth Corporation) with the intent that this Lease will amend, restate and replace the Original Lease. Effective January 1, 2021, for the restaurant property located at 1901 Whiskey Road, Aiken, South Carolina, per the terms of the Amendment, the Tenant will pay $210,632 annually in rent, in addition to 7% of sales over an annual breakpoint of $2,632,900 over the term of the lease extension (January 1, 2021 to December 31, 2040). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

On April 23, 2020, DiVall Insured Income Properties 2, LP (the “Partnership”) executed an Amended and Restated Restaurant Absolutely Net Lease (the “Amendment”) to the Original Lease dated January 30, 1989, by and between the Partnership and Wendgusta LLC (“Tenant”, as successor in interest to Wensouth Corporation) with the intent that this Lease will amend, restate and replace the Original Lease. Effective January 1, 2021, for the restaurant property located at 1004 Richland Ave, Aiken, South Carolina, per the terms of the Amendment, the Tenant will pay $167,500 annually in rent, in addition to 7% of sales over an annual breakpoint of $2,093,750 over the term of the lease extension (January 1, 2021 to December 31, 2040). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

On April 23, 2020, DiVall Insured Income Properties 2, LP (the “Partnership”) executed an Amended and Restated Restaurant Absolutely Net Lease (the “Amendment”) to the Original Lease dated December 20, 1988, by and between the Partnership and Wendgusta LLC (“Tenant”, as successor in interest to Wensouth Corporation) with the intent that this Lease will amend, restate and replace the Original Lease. Effective January 1, 2021, for the restaurant property located at 3013 Peach Orchard Road, Augusta, Georgia per the terms of the Amendment, the Tenant will pay $188,000 annually in rent, in addition to 7% of sales over an annual breakpoint of $2,350,000 over the term of the lease extension (January 1, 2021 to December 31, 2040). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits

Exhibits	Description

10.1	Amended and Restated Restaurant Absolutely Net Lease, Wendy’s Restaurant, 1901 Whiskey Road, Aiken, South Carolina

10.2	Amended and Restated Restaurant Absolutely Net Lease, Wendy’s Restaurant, 1004 Richland, Ave, Aiken, South Carolina

10.3	Amended and Restated Restaurant Absolutely Net Lease, Wendy’s Restaurant, 3013 Peach Orchard Rd., Augusta, Georgia

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DiVall Insured Income Properties 2, LP
(Registrant)

Date: April 29, 2020	By:	/s/ Lynette L. DeRose
Lynette L. DeRose
Chief Financial Officer

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